Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of TripBorn, Inc. (the “Company”) on Form 10-K for the fiscal year ended March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard J. Shaw, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

TRIPBORN, INC.

Date: June 29, 2018	By:	/s/ Richard J. Shaw
	Name:	Richard J. Shaw
	Title:	Chief Financial Officer